SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
           --------------------------------------------
                             FORM 8-K

                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): March 19, 1997

                      FIRST BANK SYSTEM, INC.
------------------------------------------------------------------------------
        (Exact Name of Registrant as Specified in Charter)


         Delaware                  1-6880            41-0255900
------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission         (IRS employer
      of Incorporation)          File Number)    Identification No.)


First Bank Place
601 Second Avenue South, Minneapolis, Minnesota                     55402-4302
------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)





Registrant's telephone number, including area code:   (612) 973-1111
                                                     ----------------

                          Not Applicable
------------------------------------------------------------------------------
   (former name or former address, if changed since last report)

Item 5. Other Events.

      The Merger Agreement, the USBC Option Agreement and the FBS
Option Agreement, each as defined in the Current Report on Form
8-K filed by First Bank System, Inc. earlier today, are included as Exhibits 2, 99.1 and 99.2 hereto, respectively, and are incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.
    --------
      2 Agreement and Plan of Merger, dated as of March 19, 1997, by and between U.S. Bancorp and First Bank System, Inc.

      99.1 Stock Option Agreement by and between First Bank System, Inc. and U.S. Bancorp, dated as of March 20, 1997.

      99.2 Stock Option Agreement by and between U.S. Bancorp and First Bank System, Inc., dated as of March 20,
            1997.

                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 1997

                              FIRST BANK SYSTEM, INC.
                              (Registrant)


                              By: /s/ David J. Parrin
                                 ----------------------
                                 Name: David J. Parrin
                                 Title: Senior Vice President
                                        and Controller

                           EXHIBIT INDEX



2 Agreement and Plan of Merger, dated as of March 19, 1997, by and between U.S. Bancorp and First Bank System, Inc.

99.1 Stock Option Agreement by and between First Bank System, Inc. and U.S. Bancorp, dated as of March 20, 1997.

99.2  Stock Option Agreement by and between U.S. Bancorp and
      First Bank System, Inc., dated as of March 20, 1997.